UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported):  April 21, 2020

FIDELITY D & D BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	001-38229	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

__(570) 342-8281__

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	FDBC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

ITEM 5.07Submission of Matters to a Vote of Security Holders

A  Special Meeting of Shareholders of Fidelity D & D Bancorp, Inc. (the “Company”) was held on April 21, 2020. The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the joint proxy statement/prospectus dated as of March 5,  2020. The final results of the shareholder votes are as follows:

Proposal 1 – Approval of the Reorganization Agreement

The shareholders voted to approve and adopt the Agreement and Plan of Reorganization, dated as of December 9, 2019, by and among the Company, The Fidelity Deposit and Discount Bank, MNB Corporation (“MNB”) and Merchants Bank of Bangor (the “Reorganization Agreement”) which provides, among other things, for the merger of MNB with and into Fidelity, the conversion of each share of MNB common stock immediately outstanding prior to the merger into 1.039 shares of Fidelity common stock, and the issuance of shares of Company common stock to MNB shareholders in connection with the merger and the transactions in connection therewith, as follows:

For:	2,600,865
Against:	15,245
Abstentions:	8,155
Broker Non-Votes:	-

Proposal 2 - Approval of Adjournment or Postponement of Special Meeting

The shareholders approved a proposal to adjourn or postpone the special meeting of shareholders, if more time is needed, to allow the Company to solicit additional votes in favor of the Reorganization Agreement:

For:	2,539,722
Against:	66,051
Abstentions:	18,492
Broker Non-Votes:	-

ITEM 8.01Other Events

On April 21, 2020, at a Special Meeting of Shareholders of MNB, the shareholders of MNB approved and adopted the Reorganization Agreement and the transactions in connection therewith. The merger is expected to be completed on May 1, 2020. A press release announcing the approval and adoption of the Reorganization Agreement and the transactions in connection therewith, by the shareholders of the Company and MNB, respectively, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

	Exhibit Number	Description

	99.1	Press release dated April 23, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY D & D BANCORP, INC
(Registrant)

Dated: April 23, 2020	/s/ Salvatore R. DeFrancesco, Jr._________
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer